Exhibit 10.4

As of September 9, 2005

IXIS Real Estate Capital Inc.

9 West 57th Street, 36th Floor

New York, New York 10019

Attention:	Mr. Raymond Sullivan

Re:	Third Amended and Restated Master Repurchase Agreement, dated as of September 10, 2004, as amended from time to time (the “Agreement”), among New Century Mortgage Corporation (“NCMC”), NC Residual II Corporation (“NCRC”), NC Capital Corporation (“NCCC”) and New Century Credit Corporation (“New Century”, and together with NCMC, NCCC and NCRC, “Seller”) and IXIS Real Estate Capital Inc. (“Buyer”).

Ladies and Gentlemen:

In general, the Termination Date under the Agreement is September 9, 2005 unless otherwise extended pursuant to Section 3(m) of the Agreement. At the present time, the Seller has requested that the Buyer extend the Termination Date.

In consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Pursuant to Section 3(m) of the Agreement, Buyer hereby extends the Termination Date until the close of business on October 11, 2005.

2.	In addition, the provisions of the Temporary Increase Letter, dated as of August 25, 2005 (the “Increase Letter”), between Buyer and Seller, shall apply during the extension period described herein.

3.	Except as described herein, all of the terms of the Agreement are hereby ratified and confirmed in all respects.

4.	All capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Agreement.

5.	In the event that any provision of this agreement conflicts with any provision of the Agreement or the Increase Letter, the terms of this agreement shall control.

6.	This agreement shall not be assigned by the Seller without the prior written consent of the Buyer, which consent shall be in Buyer’s sole discretion.

7.	This agreement may be executed in any number of counterparts, each of which shall constitute an original agreement, and all of which together shall constitute one and the same instrument, and either party hereto may execute this agreement by signing any such counterpart.

8.	This agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

[SIGNATURE PAGE FOLLOWS]

Please indicate your acceptance and agreement by signing below where indicated and returning an originally executed copy of this agreement to Seller.

Very truly yours,

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Kevin Cloyd
Name: Kevin Cloyd
Title: Executive Vice President

NC CAPITAL CORPORATION

By:	/s/ Kevin Cloyd
Name: Kevin Cloyd
Title: President

NC RESIDUAL II CORPORATION

By:	/s/ Kevin Cloyd
Name: Kevin Cloyd
Title: Executive Vice President

NEW CENTURY CREDIT CORPORATION

By:	/s/ Kevin Cloyd
Name: Kevin Cloyd
Title: Executive Vice President

Acknowledged and agreed as of the date first written above:

IXIS REAL ESTATE CAPITAL INC.

By:	/s/ Anthony Malanga
Name: Anthony Malanga
Title: Managing Director

By:	/s/ Kathy Lynch
Name: Kathy Lynch
Title: Director